Exhibit 10.31.13

AMENDMENT NUMBER SIXTEEN
to the
Amended and Restated Master Loan and Security Agreement
Dated as of March 27, 2000
among
HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
and
GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.

This AMENDMENT NUMBER SIXTEEN is made this 13th day of June, 2007, (the “Effective Date”) among HANOVER CAPITAL MORTGAGE HOLDINGS, INC. having an address at 200 Metroplex Drive, Suite 100, Edison, New Jersey 08817 (“the Borrower”) and GREENWICH CAPITAL FINANCIAL PRODUCTS, INC., having an address at 600 Steamboat Road, Greenwich, Connecticut 06830 (the “Lender”), to the Amended and Restated Master Loan and Security Agreement, dated as of March 27, 2000, by and between the Borrower, Hanover Capital Partners Ltd. and the Lender, as amended (the “Agreement”). Capitalized terms used but not otherwise defined herein shall have the meanings assigned to such terms in the Agreement.

RECITALS

WHEREAS, the Borrower and the Lender have agreed to amend the Agreement to extend the Termination Date as more specifically set forth herein;

WHEREAS, as of the date of this Amendment Number Sixteen, the Borrower represents to the Lender that it is in compliance with all of the representations and warranties and all of the affirmative and negative covenants set forth in the Agreement and is not in default under the Agreement; and

WHEREAS, the Borrower and the Lender have agreed to amend the Agreement as set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment. Effective as of June 13, 2007, the definition of “Termination Date” set forth in Section 1.01 of the Agreement shall be deleted in its entirety and replaced with the following definition:

“Termination Date” shall mean July 12, 2007 or such earlier date on which this Loan Agreement shall terminate in accordance with the provisions hereof or by operation of law.

SECTION 2.  Fee. In order to induce the Lender to enter into this Amendment Number Sixteen, the Borrower hereby agrees to pay to the Lender, in addition to any other amounts required pursuant to the Agreement and as a condition precedent to the effectiveness of this Amendment Number Sixteen, a renewal fee in the amount of $14,583.

SECTION 3. Effectiveness. This Amendment Number Sixteen shall be effective as of the Effective Date.

SECTION 4. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 5. Fees and Expenses. The Borrower agrees to pay to the Lender all fees and out of pocket expenses incurred by the Lender in connection with this Amendment Number Sixteen (including all reasonable fees and out of pocket costs and expenses of the Lender’s legal counsel incurred in connection with this Amendment Number Sixteen), in accordance with Section 11.03 of the Agreement

SECTION 6.  Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment Number Sixteen need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 7. Representations. The Borrower hereby represents to the Lender that as of the date hereof, the Borrower is in full compliance with all of the terms and conditions of the Agreement and no Default or Event of Default has occurred and is continuing under the Agreement.

SECTION 8. Governing Law. This Amendment Number Sixteen shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law).

SECTION 9. Counterparts. This Amendment Number Sixteen may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

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IN WITNESS WHEREOF, the Borrower and the Lender have caused this Amendment Number Sixteen to be executed and delivered by their duly authorized officers as of the day and year first above written.

HANOVER CAPITAL MORTGAGE HOLDINGS, INC.
(Borrower)

By: /s/ Irma N. Tavares
Name: Irma N. Tavares
Title: Chief Operating Officer

GREENWICH CAPITAL FINANCIAL PRODUCTS, INC.
(Lender)

By: /s/ Michael Pillari
Name: Michael Pillari
Title: Managing Director